Exhibit 99.1

Hennessy Capital Investment Corp. VI Announces Stockholder Approval of Extension of Deadline to Complete Business Combination

New York, NY, Oct. 1, 2024 – Hennessy Capital Investment Corp. VI (NASDAQ: HCVI) (the “Company”) announced today that the Company’s stockholders voted in favor of the proposal to amend the Company’s amended and restated certificate of incorporation (“Charter”) to extend the date by which the Company must consummate an initial business combination from September 30, 2024 to March 31, 2025 (the “Extended Date”), or such earlier date as determined by the board of directors of the Company (the “Board”), and to allow the Company, without another stockholder vote, to elect, by resolution of the Board, to further extend the Extended Date to consummate an initial business combination up to three times for an additional one month each time, until up to June 30, 2025, unless the closing of an initial business combination shall have occurred prior thereto. The Company’s stockholders also voted in favor of the proposal to remove from the Charter the limitation that the Company may not redeem public shares of its common stock to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million. A Current Report on Form 8-K disclosing the full voting results will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Daniel Hennessy, Chairman and Chief Executive Officer of the Company remarked: “We are extremely pleased with the support of stockholders who voted overwhelmingly for the extension, which allows us to continue focusing on completing the proposed business combination with Namib Minerals.”

About Hennessy Capital Investment Corp. VI

The Company is a blank check company founded by Daniel J. Hennessy and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business, industry, sector or geographical location, it intends to focus its search on target businesses in the industrial technology sector.

Forward-Looking Statements

This press release contains statements that are forward-looking and as such are not historical facts. These forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, under “Risk Factors” section in the Company’s definitive proxy statement in connection with the Company’s meeting of stockholders, as filed with the SEC on September 11, 2024, and in other reports the Company files with the SEC.

Contact

Nicholas Geeza

ngeeza@hennessycapitalgroup.com